                                                                               .
                                                                               .
                                                                               .
                                                                     Exhibit 4.1



Certificate No. *Common  For  ***    Shares Issued to    **SPECIMEN**                   Transferred from                   /  /
               --------     --------                  --------------------------------- --------------------------------------------
                                                                                        No. Original  No. Original  No. Of Shares
                                                                                        Certificate   Shares        Transferred
Dated         ***                     , 20** Receipt acknowledged
      --------------------------------  ----                     ---------------------- ------------- ------------- ----------------




            NUMBER                                                                                               SHARES
             ***                                                                                                  ***
                                                   INCORPORATED UNDER THE LAWS OF

                                                         STATE OF DELAWARE










                                                           STRANEX, INC.

                                                   COMMON STOCK, $.0001 PAR VALUE


    THIS CERTIFIES THAT                                   ***SPECIMEN***                                     is the owner of
                       -------------------------------------------------------------------------------------

       -**********(******) -
    ------------------------------------------------------------------------------------------------------------- fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the
         Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

             IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officer
             and its Corporate Seal to be hereunto affixed this                       day of         ***        A.D.  20**
                                                               ----------------------       -------------------       -----



         --------------------------                                                                 --------------------------

                          EXPLANATION OF ABBREVIATIONS

    The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.

JT TEN     As joint tenants with right of survivorship and          TEN ENT               As tenants by the entireties
           not as tenants in common                                 UNIF TRANS MIN ACT    Uniform Transfers to Minors Act
TEN COM    As tenants in common                                     CUST                  Custodian for

For Value Received,  _____________________ hereby sell, assign and transfer unto
   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
__________________________________________

________________________________________________________________________________

_______________________________________________ Shares represented by the within
Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
Dated _______________________ 20__
            In presence of

__________________________________            __________________________________

       NOTICE:  THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE
      NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR
            WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


                 ---------------------------------------------


                                  CERTIFICATE


                                      FOR


                                     SHARES

                                       OF








                                   ISSUED TO

                     ______________________________________
                                     dated

                     ______________________________________


                 ---------------------------------------------


THESE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES EVIDENCED BY THIS CERTIFICATE, FILED AND MADE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.